SECURITIES AND EXCHANGE COMMISSION

	                     Washington, D.C.  20549



	                           FORM 8-K

	                       CURRENT REPORT
	            PURSUANT TO SECTION 13 OR 15(D) OF THE
	               SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):
                     August 6, 2003 (August 6, 2003)



	                   Thomas Nelson, Inc.

	     (Exact Name of Registrant as Specified in Charter)

      Tennessee             1-13788                    62-0679364

  (State or other (Commission File Number) (I.R.S. Employer Identification No.) Jurisdiction of
  Incorporation)


             501 Nelson Place
             Nashville, Tennessee                  37214-1000

             (Address of Principal                 (Zip Code)
              Executive Offices)




Registrant's telephone number, including area code:  615/889-9000



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits:

               (99)  News Release, August 6, 2003.


Item 9.	 Regulation FD Disclosure

	 A press release issued by Thomas Nelson, Inc. on August 6, 2003 is attached hereto as Exhibit 99.




	                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THOMAS NELSON, INC.


                                 By:       /s/ Joe L. Powers
                                     -----------------------------
	                             Name:   Joe L. Powers
	                             Title:  Executive Vice President


Date:  August 6, 2003



                              INDEX TO EXHIBITS


Exhibit
Numbers

   99		News Release, August 6, 2003.